UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2005

Bremer Financial Corporation
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-18342 (Commission File Number)	41-0715583 (I.R.S. Employer Identification No.)

445 Minnesota St., Suite 2000, St. Paul MN (Address of principal executive offices)	55101-2107 (Zip Code)

(651)227-7621
(Registrant's telephone, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principall Officers; Election of Directors; Appointment of Principal Officers.

On June 6, 2005, Bremer Financial Corporation Director Sherman Winthrop passed away.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date June 7, 2005	Bremer Financial Corporation

By:	/s/Stan K. Dardis Stan K. Dardis President and Chief Executive Officer